CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange of 1934

Date of Report (Date of earliest event reported): October 21, 1996



                       CHANNEL AMERICA BROADCASTING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in Its Charter)

          FLORIDA                       O-7870                   59-3229961
 ------------------------------      ------------             ------------------
(State of Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)            Identification No.)

                   1509 S. FLORIDA AVENUE, LAKELAND, FL 33803
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (941) 683-6467
                 -----------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


                                EVRO CORPORATION
 -------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last year.)

Item 5.  Other Events

The purpose of this Form 8-K in to file a proforma consolidated balance sheet which reflects certain capital transactions reported on Form 8-K dated October 21, 1996 and to show that with these transactions, Channel America Broadcasting, Inc. (The "Company") is in compliance with the Nasdaq SmallCap Market continuing listing requirement for capital and surplus as set forth in Rule 4310(c)(3). The Proforma Consolidated Balance Sheet shown below has been prepared as if the following transactions had occurred on June 30, 1996:

         (1) Acquisition of Hallmark Properties, Inc. in exchange for 2,447,059 shares of the Company's common stock.

         (2) Acquisition of inventory in exchange for 50,000 shares of the Company's Series C Convertible Preferred Stock.

         (3) Conversion of convertible debentures having an adjusted principle balance of $784,000 and accrued interest of $49,297, or total indebtedness of $833,297, into 2,404,914 shares of the Company's common stock.

         (4) Conversion of convertible debentures having an adjusted principle balance of $4,157,000 and accrued interest of $297,182, or total indebtedness of $4,454,182, into 445.4182 shares of the Company's Series B Convertible Preferred Stock.

During the four month period after June 30, 1996, the balance sheet date, management estimates that the Company incurred a net loss of approximately $2,900,000, of which approximately $600,000 represents the amortization of deferred compensation, which was originally recorded as a direct offset to Stockholders' Equity. Accordingly, management estimates that the loss for the four months period ended October 31, 1996 will reduce Stockholders' Equity by approximately $2,300,000. This estimated loss has not been reflected in the proforma consolidated balance sheet.

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


              CHANNEL AMERICA BROADCASTING, INC. AND SUBSIDIARIES
                      PROFORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                               06/30/96                              06/30/96
ASSETS                                                         BALANCES            PROFORMA          PROFORMA
CURRENT ASSETS:                                              AS REPORTED         ADJUSTMENTS         BALANCES
                                                            ------------        ------------      -------------
  Cash                                                      $     24,682        $                 $      24,682
  Notes and other receivables                                     72,311                                 72,311
  Inventories                                                     77,814 (2)         850,000            927,814
  Prepaid expenses                                               125,595                                125,595
                                                            ------------         -----------       ------------
     TOTAL CURRENT ASSETS                                        300,402             850,000          1,150,402

PROPERTY EQUIPMENT, AND PROGRAM LIBRARY
     (less accumulated depreciation of $940,727)               5,073,547 (1)       1,394,000          6,467,547

OTHER ASSETS
     Goodwill (less accumulated amortization of $770,047)     11,320,450                             11,320,450
     Other-net                                                 1,844,394 (3)        (122,957)         1,064,203
                                                                         (4)        (657,234)
                                                            ------------        ------------      -------------
       TOTAL ASSETS                                         $ 18,538,793        $  1,463,809      $  20,002,602
                                                            ============        ============      =============

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
     Notes payable and current portion of long-term debt    $  1,606,395        $                 $  1,606,395
     Notes payable-related parties                               251,982                               251,982
     Convertible debentures                                    6,408,001 (3)        (784,000)        1,467,001
                                                                         (4)      (4,157,000)
     Accounts payable                                          4,457,903                             4,457,903
     Accured liabilities                                       2,638,347 (3)         (49,297)        2,291,868
                                                                         (4)        (297,182)
     Amounts due to affiliates                                 1,080,595                             1,080,595
                                                            ------------        ------------      ------------
       TOTAL CURRENT LIABILITIES                              16,443,223          (5,287,479)       11,155,744

LONG-TERM DEBT:
     Long-Term debt                                            1,251,008 (1)         744,000         1,995,008
     Other                                                       558,351                               558,351
                                                            ------------        ------------      ------------
       TOTAL LIABILITIES                                      18,252,582          (4,543,479)       13,709,103
                                                            ------------        ------------      ------------
MIORITY INTEREST                                                231,930                               231,930
                                                            ------------        ------------      ------------
PREFERRED STOCK-SERIES C SUBJECT TO
     REPURCHASE AGREEMENT                                        500,100                               500,100
                                                            ------------        ------------      ------------

STOCKHOLDERS' DEFICIT:
     Preferred stock                                          12,338,458 (2)         850,000        16,985,406
                                                                         (4)       3,796,948

     Common stock                                              5,382,476 (1)         650,000         6,742,816
                                                                         (3)         710,340
     Accumulated deficit                                     (17,080,236)                          (17,080,236)
                                                            ------------        ------------      ------------
                                                                 640,698           6,007,288         6,647,986
     Less:
       Unearned compensation                                    (970,312)                             (970,312)
       Subscription receivable                                  (115,000)                             (115,000)
       Common stock held by subsidiary-666 shares                 (1,205)                               (1,205)
                                                            ------------        ------------      -------------
         TOTAL STOCKHOLDERS' DEFICIT                            (445,819)          6,007,288         5,561,469
                                                            ------------        ------------      ------------
         TOTAL LIABILITIES AND STOCKHOLDERS'DEFICIT         $ 18,538,793        $  1,463,809      $ 20,002,602
                                                            ============        ============      ============

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 1996

                                          Channel America Broadcasting, Inc.


                                          By: /s/ O. DON LAUHER
                                             --------------------------------
                                              O. Don Lauher
                                              Chief Financial Officer

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